Exhibit 10.6

Collective Growth Corporation

1805 West Avenue

Austin, TX 78701

December 10, 2020

Shipwright SPAC I, LLC

The Linton Family Trust

GWW LLC

2702932 Ontario Inc.

2702933 Ontario Inc.

Mr. Jonathan Sherman

Mr. Timothy Saunders

Mr. Wilson Kello

Re: Sponsor Forfeiture

Ladies and Gentlemen:

The undersigned individuals and entities (“Sponsors”), who are directors, officers, and shareholders of Collective Growth Corporation (“SPAC”), purchased shares of Class B common stock of SPAC, $0.0001 par value per share (“Sponsor Shares”), and/or warrants exercisable for shares of Class A common stock of SPAC at an initial exercise price of $11.50 per share (“SPAC Warrants”).

In connection with the consummation (“Closing”) of the transactions contemplated under that certain Business Combination Agreement, dated on or about the date hereof, by and among SPAC, Innoviz Technologies Ltd., a company organized under the laws of the State of Israel, and Hatzata Merger Sub, Inc., a Delaware corporation, the Sponsors hereby agree to forfeit and transfer to the Company for cancellation in exchange for no consideration, and agree that SPAC shall immediately terminate and cancel immediately prior to the Closing, an aggregate of 1,875,000 Sponsor Shares and 187,500 SPAC Warrants, as allocated among the Sponsors on Exhibit A hereto (collectively, the “Founder Forfeited Securities”). The Sponsors and the SPAC each shall take such actions as are necessary to cause the Founder Forfeited Securities to be terminated and cancelled, including by directing SPAC’s transfer agent (or such other intermediaries as appropriate) to take any and all such actions incident thereto, after which the Founder Forfeited Securities shall no longer be issued or outstanding. Please indicate your agreement to the foregoing by signing in the space provided below.

[signature page follows]

Very truly yours,

COLLECTIVE GROWTH CORPORATION

By:	/s/ Bruce Linton
Name: Bruce Linton
Title: Chief Executive Officer

ACCEPTED AND AGREED TO:

SHIPWRIGHT SPAC I, LLC

By:	/s/ Andrew Townsend
Name: Andrew Townsend
Title: Managing Member

THE LINTON FAMILY TRUST

By:	/s/ Bruce Linton
Name: Bruce Linton
Title: Trustee

GWW LLC

By:	/s/ Geoffrey W. Whaling
Name: Geoffrey W. Whaling
Title: Member

2702932 ONTARIO INC.

By:	/s/ Jamie Litchen
Name: Jamie Litchen
Title: Director

2702933 ONTARIO INC.

By:	/s/ Jonathan Sherman
Name: Jonathan Sherman
Title: Director

/s/ Jonathan Sherman
Jonathan Sherman

/s/ Timothy Saunders
Timothy Saunders

/s/ Wilson Kello
Wilson Kello

Exhibit A

Sponsor Name	Sponsor Shares Forfeited	SPAC Warrants Forfeited
Shipwright SPAC I, LLC	1,031,250	150,000
The Linton Family Trust	324,375	15,000
GWW LLC	217,813	12,500
Jonathan Sherman	16,406	0
2702923 Ontario Inc.	88,125	5,000
2702933 Ontario Inc.	88,125	5,000
Timothy Saunders	25,406	0
Wilson Kello	83,500	0

TOTAL	1,875,000	187,500